SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2002

                          MERRILL LYNCH DEPOSITOR, INC.
                 (on behalf of PreferredPLUS Trust Series VER-1)
             (Exact name of registrant as specified in its charter)


   Delaware              333-68854-04                   13-3891329
(State or other   (Commission File Number)   (I.R.S Employer Identification No.)
jurisdiction of
incorporation)


                  World Financial Center
                    New York, New York                              10281
         (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000




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INFORMATION TO BE INCLUDED IN REPORT

Item 1. Changes in Control of Registrant

            Not Applicable.

Item 2. Acquisition or Disposition of Assets

            Not Applicable.

Item 3. Bankruptcy or Receivership

            Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant

            Not Applicable.

Item 5. Other Events

            On July 24, 2002, PreferredPLUS Trust Series VER-1, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 3,000,000 Class A Trust Certificates.

            In connection therewith, the Depositor entered into a PreferredPlus Trust Certificates Series VER-1 Supplement, dated as of July 24, 2002, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6. Resignation of Registrant's Directors

            Not Applicable.




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Item 7. Financial Statements and Exhibits

            (a) Financial statements of businesses acquired.

                Not Applicable.

            (b) Pro forma financial information.

                Not Applicable.

            (c) Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated July 19, 2002.

4.2 PreferredPLUS Trust Certificates Series VER-1 Series Supplement, dated as of July 24, 2002, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8. Change in Fiscal Year

        Not Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S

        Not Applicable.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MERRILL LYNCH DEPOSITOR, INC.


Date:  July 24, 2002                   By: /s/ Barry N. Finkelstein
                                           ------------------------
                                           Name:  Barry N. Finkelstein
                                           Title: President





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                                INDEX TO EXHIBITS


Exhibit No.                                   Description
-----------                                   -----------

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merril Lynch, Pierce, Fenner & Smith, Incorporated dated July 19, 2002.

4.2 Series Supplement for PreferredPLUS Trust Certificates Series VER-1, dated as of July 24, 2002, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.